TAXES BASED ON INCOME - Unrecognized Tax Benefits (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Jan. 02, 2016	Jan. 03, 2015
TAXES BASED ON INCOME
Unrecognized tax benefits	$ 89.5	$ 107.3	$ 122.6
Unrecognized tax benefits, if recognized, would reduce annual effective income tax rate	71.5	89.0
Interest expense and penalties recognized in current year for uncertain tax positions	(3.1)	1.3	$ (1.3)
Accrued interest and penalties for uncertain tax positions, net of tax benefit	$ 22.3	$ 26.1